UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 7, 2010
ONEIDA FINANCIAL CORP.
(Exact Name of Registrant as Specified in its charter)

Federal	000-25101	16-1561678

(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

182 Main Street, Oneida, New York 13421-1676
(Address of Principal Executive Offices)
(315) 363-2000
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
     On July 7, 2010, the Registrant announced the completion of the “second-step” conversion of The Oneida Savings Bank from the mutual holding company to the stock holding company form of organization (the “Conversion”) and the related public offering by Oneida Financial Corp., the Maryland corporation that became the new stock holding company for the Bank upon the completion of the Conversion. A copy of the press release announcing the completion of the Conversion is included as exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(a)	No financial statements of businesses acquired are required.
(b)	No pro forma financial information is required.
(c)	Not Applicable.
(d)	Exhibits.

99.1	Press release dated July 7, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEIDA FINANCIAL CORP.
DATE: July 7, 2010	By:	/s/ Michael R. Kallet
Michael R. Kallet
President and Chief Executive Officer (Duly Authorized Representative)